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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   ON FORM 8-K
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         October 12, 1999
                                                   -----------------------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State of Other Jurisdiction of Incorporation)



000-21729                                                            73-1247666
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(Commission File Number)                                          (IRS Employer
                                                             Identification No.)


13800 Benson Road, Edmond, Oklahoma                                  73013-6417
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (405) 936-2500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

STRATEGIC RELATIONSHIP WITH I2 TECHNOLOGIES, INC.

         On October 12, 1999 The viaLink Company entered into a strategic relationship with i2 Technologies, Inc., a Delaware corporation ("i2"), to integrate certain of the products and services of viaLink and i2. The primary focus of the alliance is to integrate the products and services of our two companies and to extend the solutions across multiple industries. i2 will use our Item Catalog(TM) services to provide product, price and promotion information to facilitate business processes between trading partners using an Internet-accessible shared database. Our two companies will also develop joint sales and marketing programs, and develop enhancements to the viaLink services. Additionally, i2 invested $5.0 million in us in exchange for 223,884 shares of viaLink common stock and a warrant to purchase up to an additional 186,567 shares of our common stock at an exercise price of $26.80. This strategic relationship consists of five agreements: an Alliance and Marketing Agreement, a Software License Agreement, a Securities Purchase Agreement, a Common Stock Purchase Warrant and a Registration Rights Agreement.

ALLIANCE AND MARKETING AGREEMENT

         The Alliance Agreement between i2 an us provides that (i) viaLink will utilize i2's sales, marketing and technology resources; (ii) viaLink and i2 will provide connectivity between our respective products and services; and (iii) viaLink and i2 will develop joint sales and marketing programs; (iv) i2 will offer viaLink's Item Catalog and Chain Pricing Services to its existing and future customers in the Consumer Packaged Goods and Food Service industries; and
(v) viaLink will provide i2 the exclusive right to offer viaLink's Item Catalog and Chain Pricing Services to its existing and future customers outside of the Consumer Packaged Goods and Food Service industries. Under the Alliance Agreement, we have agreed to pay i2 a royalty of five percent (5%) of revenues from Item Catalog and Chain Pricing Subscription revenues during the term of the agreement. Additionally, we have agreed to pay a royalty to i2 based upon subscription revenues from Item Catalog and Chain Pricing Services for new customers in which i2 had Significant Involvement in the sales process (as defined in the agreement). i2 has agreed to pay us a royalty based upon revenues i2 receives from providing the viaLink services to any customer of i2 outside of the Consumer Packaged Goods and Food Service industries. The initial term of the agreement will expire on December 31, 2003 and will automatically renew on a year to year basis thereafter unless terminated by either party.

         As part of the Alliance and Marketing Agreement, we also entered into a Software License Agreement which grants i2 a limited, nonexclusive, non-transferable, non-assignable, world-wide license to install and configure the software covered by the agreement on i2's computers and telecommunications equipment and use the software to provide services to i2 customers as contemplated by the Alliance and Marketing Agreement.

INVESTMENT IN VIALINK

         Pursuant to the Securities Purchase Agreement i2 paid us $5,000,000 in consideration for the following: (i) 223,884 shares of our common stock and (ii) a warrant to purchase up to


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186,567 shares of our common stock at an exercise price of $26.80 per share. The warrant is exercisable at any time on or before October 12, 2001. Additionally, the agreement provides that i2 shall have the right to designate one nominee to the Board of Directors of viaLink as long as (i) i2 owns not less than 4% of our outstanding common stock and the Alliance and Marketing Agreement has not been terminated or (ii) i2 owns not less than 10% of the our outstanding common stock. We also granted to i2 a right of first refusal to purchase a portion of any future securities offerings equal to the portion of the then outstanding common stock of viaLink held by i2. As of the date of the Securities Purchase Agreement, i2 beneficially owned 11.5% of our common stock.

         The warrant can be exercised immediately and expires on October 12, 2001. As of the date of the issuance of the warrant, the warrant conversion price was above the value of our stock. However, the fair market value of the warrant will result in a non-cash charge to our statement of operations.

         We also granted to i2 certain demand and piggyback registration rights pursuant to a Registration Rights Agreement.

         Copies of the Securities Purchase Agreement, Registration Rights Agreement, Common Stock Purchase Warrant, Alliance and Marketing Agreement and Software License Agreement, each dated as of October 12, 1999, by and between the Registrant and i2 Technologies, Inc., are attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.
            4.4 Securities Purchase Agreement, dated October 12, 1999, by and between The viaLink Company and i2 Technologies, Inc.

            4.5 Registration Rights Agreement, dated October 12, 1999, by and between The viaLink Company and i2 Technologies, Inc.

            4.6 Common Stock Purchase Warrant, dated October 12, 1999 (i2 may purchase up to 186,567 shares of viaLink's common stock at an exercise price of $26.80 per share; the warrant expires on October 12, 2001)

            10.1* Alliance and Marketing Agreement, dated October 12, 1999, by and between The viaLink Company and i2 Technologies, Inc.

            10.2 Software License Agreement, dated October 12, 1999, by and between The viaLink Company and i2 Technologies, Inc.


* Concurrently with the filing of this Form 8-K, the Company has filed with the Securities and Exchange Commission a Confidential Request Letter pursuant to Rule 24b-2 requesting confidential treatment of certain portions of Exhibit 10.1, which exhibit has been redacted accordingly in this filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    THE VIALINK COMPANY



Date:  October 27, 1999
                                                    By: /s/  LEWIS B. KILBOURNE
                                                        ------------------------
                                                        Lewis B. Kilbourne
                                                        Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    ---------------

4.4        Securities Purchase Agreement, dated October 12, 1999, by and between
           The viaLink Company and i2 Technologies, Inc.

4.5        Registration Rights Agreement, dated October 12, 1999, by and between
           The viaLink Company and i2 Technologies, Inc.

4.6 Common Stock Purchase Warrant, dated October 12, 1999 (i2 may purchase up to 186,567 shares of viaLink's common stock at an exercise price of $26.80 per share; the warrant expires on October
           12, 2001)

10.1* Alliance and Marketing Agreement, dated October 12, 1999, by and between The viaLink Company and i2 Technologies, Inc.

10.2       Software License Agreement, dated October 12, 1999, by and between
           The viaLink Company and i2 Technologies, Inc.






* Concurrently with the filing of this Form 8-K, the Company has filed with the Securities and Exchange Commission a Confidential Request Letter pursuant to Rule 24b-2 requesting confidential treatment of certain portions of Exhibit 10.1, which exhibit has been redacted accordingly in this filing.